 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2017 (August 24, 2017)

Nxt-ID, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-54960	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nxt-ID, Inc.

285 North Drive

Suite D

Melbourne, FL 32934

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (203) 266-2103

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed to provide the required financial statements and pro forma financial information required by Item 9.01 (a) and (b) of Form 8-K (the “Financial Information”) with respect to the acquisition of Fit Pay, Inc. (“Fit Pay”) by Nxt-ID, Inc (the “Company”), which occurred on May 23, 2017, as disclosed on the Current Report on Form 8-K filed with the Securities and Exchange Commission on May 30, 2017 (the “Original 8-K”). Pursuant to Item 9.01 (a)(4) and (b)(2), the Company was allowed to file the Financial Information by amendment no later than 71 calendar days after the date that the Original 8-K must be filed.

Unless otherwise disclosed herein, the disclosures contained herein have not been updated to reflect events, results or developments that have occurred after the filing of the Original 8-K, or to modify or update those disclosures affected by subsequent events unless otherwise indicated in this Amendment. This Amendment should be read in conjunction with the Original 8-K and the Company’s filings made with the Commission subsequent to the Original 8-K, including any amendments to those filings.

Item 9.01    Financial Statements and Exhibits

(a)          Financial Statements

Financial statements of Fit Pay for the year ended December 31, 2016, as required by Item 9.01(a) of Form 8-K are included with this filing as Exhibit 99.2.

(b)          Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K are being included with this filing as Exhibit 99.4 and Exhibit 99.5.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Designations for Series C Non-Convertible Preferred Stock (1)
10.1	Form of Agreement and Plan of Merger by and between Nxt-ID, Inc., Fit Merger Sub, Inc., Fit Pay, Inc., Michael Orlando, Giesecke & Devrient Mobile Security America, Inc., the other stockholders of the Fit Pay, Inc., and Michael Orlando in his capacity as stockholder representative representing the other stockholders of Fit Pay, Inc., dated as of May 23, 2017 (1)
99.1	Press Release of Nxt-ID, Inc., dated May 23, 2017 (1)
99.2	Audited financial statements of Fit Pay, Inc. for the year ended December 31, 2016.
99.3	Unaudited financial statements of Fit Pay, Inc. as of and for the three months period ended March 31, 2017 and 2016
99.4	Unaudited Pro forma condensed combined statement of operations for the three months ended March 31, 2017.
99.5	Unaudited Pro forma condensed statement of operations for the year ended December 31, 2016.

(1)	Filed as an Exhibit on Current Report to Form 8-K with the SEC on May 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2017	NXT-ID, INC.

	By:	/s/ Gino M. Pereira
Name: Gino M. Pereira Title: Chief Executive Officer

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